Celanese Corporation Q4 Earnings Release 1 ... Conference Call / Webcast Friday, January 26, 2018 11:00 a.m. Eastern Time Celanese Q4 & FY 2017 Earnings Exhibit 99.1(b)

Celanese Corporation Q4 Earnings Release 2 ... Important Information Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions, including the announced joint venture transaction. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward- looking statements contained in this presentation, including with respect to the joint venture. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to consummate acquisition or investment transactions consistent with the Company's strategy; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This document presents the Company's business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. As described in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q, the Acetyl Chain includes the Company's Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company's Advanced Engineered Materials segment and the Consumer Specialties segment, which includes our cellulose derivatives business. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, www.celanese.com, under Investor Relations/Financial Information/Non-GAAP Financial Measures.

Celanese Corporation Q4 Earnings Release 3 ... Q4 2017 Recent Highlights • Demonstrated the Acetyl Chain's capabilities to address a dynamic market with multiple supply dislocations. • Total new project commercializations in 2017 were 2,232, a 61 percent increase year over year. • Signed a definitive agreement to acquire Omni Plastics and its subsidiaries, a custom compounder located in Evansville, Indiana. • Received regulatory approvals for the acetate tow joint venture in Mexico, Turkey, Russia, and China. Received a statement of objections from the European Commission as part of the Phase II review process. Completed major carve-out milestone to create a new legal entity and operating structure for the cellulose derivatives business. • Declared the polyacetal facility at the Ibn Sina joint venture commercially operational. Celanese’s economic interest in Ibn Sina increased from 25 percent to 32.5 percent. • Completed a public offering of €300 million of 1.25% Senior Notes due 2025, using net proceeds primarily for a voluntary contribution to fully fund qualified U.S. pension plans.

Omni Plastics is a leading US thermoplastic compounder

Celanese
The chemistry inside innovation™

Omni Plastics Footprint



Evansville, IN
Omni Plastics
Headquarters &
Manufacturing Facility
Mexico City, MX
Resinal de Mexico
Distribution Business

Brands & Product Portfolio

45 UL[1] listings
20 automotive approvals



PEEK
LCP
PPS
PC
PPE
PC/ABS
ABS
SAN
CA film
HI-PS
AMORPHOUS
CoolPoly® TCP
LFRT CFR-TP
PCT
PET
PA 6/66
PBT
POM
UHMWPE
PP
EVA
SEMI-CRYSTALLINE
TPC
TPU
TPV
SEBS
SBS
TPO
ELASTOMER
Omni offerings
Celanese offerings

OmniLon™
OmniPro™
OmniCarb™
OmniTech™

Custom compounder of nylon and other thermoplastics with a broad range of applications

[1] UL is a registered trademark of UL, LLC

Celanese Corporation Q4 Earnings Release 4

Opportunity pipeline examples

Celanese
The chemistry inside innovation™

Electronics Input/Output Connectors



- Fast and reliable connections are critical in electronics for a positive user experience
- Emerging connection technologies increasingly require materials with dimensional stability and high heat tolerance
- Celanese Vectra® LCP offers higher stiffness and improved thermal and mechanical performance over traditional materials

Laptop Keyboard Components



- Increasingly thin laptops require keyboards that offer compact functionality and durability
- Celanese Hostaform® POM provides excellent mechanical strength in keyboard scissor switches with optimized reflection for keyboard illumination
- Higher material consistency helps manufacturers reduce scrap and breakage during production

Celanese Corporation Q4 Earnings Release 5

Celanese Corporation Q4 Earnings Release 6 ... Factors Affecting Net Sales Changes FY YoY 16% 14% 12% 10% 8% 6% 4% 2% 0% Volume Price Currency Other Total Net sales (in millions) 2017 Performance $6,000 $4,000 $2,000 $0 30% 20% 10% 0% FY 2016 FY 2017 23.7% 22.1% $5,389 $6,140 Celanese Corporation 2017 Highlights • Record adjusted earnings per share of $7.51 • Net sales growth of 14% • Second highest ever adjusted EBIT margin • Free cash flow of $825 million, before $316 million voluntary pension contribution 1FY YoY represents 2017 compared to 2016 GAAP Diluted EPS Adjusted EPS FY 2017 $6.19 $7.51 FY 2016 $6.19 $6.61 Total segment income margin 1

Celanese Corporation Q4 Earnings Release 7 ... FY YoY 30% 25% 20% 15% 10% 5% 0% -5% -10% Volume Price Currency Other Total FY YoY Core income highlights • Record net sales and adjusted EBIT in Materials Solutions driven by AEM growth that more than offset declines in Consumer Specialties • Highest ever segment income in AEM. Record volume growth resulted from success in base business, new acquisitions, and higher affiliate earnings. Commercialized 2,232 new projects in 2017 • Core income margin declined due to margin dilution from AEM acquisitions and lower tow pricing • Tow pricing and volume were lower primarily due to lower industry utilization rates outside of China Net sales (in millions) Materials Solutions 2017 results 2017 Performance Factors Affecting Net Sales Changes $2,500 $2,000 $1,500 $1,000 $500 $0 40% 30% 20% 10% 0% FY 2016 FY 2017 37.8% 31.3% $2,373 $2,879 Total core income margin

Celanese Corporation Q4 Earnings Release 8 ... Factors Affecting Net Sales Changes FY YoY 15% 10% 5% 0% -5% -10% Volume Price Currency Other Total Acetyl Chain 2017 results 2017 Performance Net sales (in millions) Total core income margin $4,000 $3,000 $2,000 $1,000 $0 20% 16% 12% 8% 4% 0% FY 2016 FY 2017 14.5% 17.1% $3,132 $3,371 FY YoY Core income highlights • Highest ever core income margin due to price increases, primarily acetic acid, in excess of rising raw material costs • Flexibility of its global supply chain enabled the Acetyl Chain to respond quickly to changes in instantaneous utilization rates, particularly in China • Net sales growth of 8% despite constrained volumes in the second quarter from a significant planned turnaround and disruption in the US Gulf Coast from Hurricane Harvey in the third quarter

Celanese Corporation Q4 Earnings Release 9 ... Factors Affecting Net Sales Changes QoQ Quarter YoY 25% 20% 15% 10% 5% 0% -5% -10% Volume Price CurrencyOther Total Net sales (in millions) Q4 Performance $1,200 $600 $0 30% 20% 10% 0% Q4 2016 Q3 2017 Q4 2017 22.0% 22.0% 22.1% $1,311 $1,566 $1,593 Celanese Corporation Q4 Highlights • Highest ever adjusted EPS of $1.98 in a historically lower quarter • Adjusted EBIT of $352 million and adjusted EBIT margin of 22.1%, both fourth quarter records 1QoQ represents Q4 2017 compared to Q3 2017; 2Quarter YoY represents Q4 2017 compared to Q4 2016 Adjusted EPS GAAP Diluted EPS Adjusted EPS Q4 2017 $1.50 $1.98 Q3 2017 $1.68 $1.93 Q4 2016 $1.12 $1.52 Total segment income margin 1 2

Celanese Corporation Q4 Earnings Release 10 ... YoY Core income highlights • Net sales growth of 25% driven by the AEM opportunity pipeline, new acquisitions, and growth in Asia • AEM segment income was a fourth quarter record and partially offset the decline in Consumer Specialties from tow Net sales (in millions) Materials Solutions Q4 results Q4 Performance Factors Affecting Net Sales Changes $750 $600 $450 $300 $150 $0 50% 40% 30% 20% 10% 0% Q4 2016 Q3 2017 Q4 2017 38.5% 31.0% 28.6% $589 $730 $735 Total core income margin QoQ Quarter YoY 30% 25% 20% 15% 10% 5% 0% -5% -10% Volume Price Currency Other Total QoQ Core income highlights • Success of the AEM opportunity pipeline and growth in Asia dampened fourth quarter seasonality

Celanese Corporation Q4 Earnings Release 11 ... Acetyl Chain Q4 results Q4 Performance Factors Affecting Net Sales Changes QoQ Core income highlights • Higher pricing, primarily acetic acid, more than offset increases in raw material costs • Ability to address supply dislocations, particularly in China, led to record core income margin Net sales (in millions) Total core income margin $1,000 $800 $600 $400 $200 $0 24% 20% 16% 12% 8% 4% 0% Q4 2016 Q3 2017 Q4 2017 11.5% 18.2% 20.0% $749 $863 $888 YoY Core income highlights • Higher pricing, primarily acetic acid, more than offset increases in raw material costs, primarily methanol • Business leveraged its global asset base and flexible commercial model to address customer demands QoQ Quarter YoY 25% 20% 15% 10% 5% 0% -5% -10% Volume Price Currency Other Total

Celanese Corporation Q4 Earnings Release 12 ... Strong Cash Flow Generation 2017 • Free cash flow of $825 million in 2017, before $316 million voluntary pension contribution • Net capex of $267 million in 2017, including $140 million of growth investment 2018 • Expect 2018 free cash flow above $900 million, exceeding the 2016-2018 target of $2.5 billion • Expect 2018 capex to be $300-$350 million Free Cash Flow (in millions, except percentages) Cash flow from operations Free cash flow (FCF) $1,000 $800 $600 $400 $200 $0 2015 2016 2017 $862 $893 $803 $733 $923 $825 Continue to create value through our balance sheet 12017 free cash flow before $316 million voluntary pension contribution. 2016 free cash flow before $300 million voluntary pension contribution. 2015 free cash flow before $177 million payment related to the termination of an existing supplier agreement. 1 1 1 1

Celanese Corporation Q4 Earnings Release 13 ... Dividend* Payout and Share Repurchases Dividend Share Repurchases $800 $700 $600 $500 $400 $300 $200 $100 $0 2012 2013 2014 2015 2016 2017 $88 $247 $394 $594 $701 $741 Returning Cash to Shareholders Full Year 2017 Share Repurchases • Deployed $500 million to repurchase ~5.4 million shares; reduced share count by 3.9% • ~$1.5 billion remaining share repurchase authorization as of December 31, 2017 Dividend • Increased dividend per share by 28% • Paid $241 million in dividends *Based on dividends paid on common stock (in millions) $2.8 billion returned to shareholders since 2012 via dividends and share repurchases